                                                                    EXHIBIT 99.3

                                 EXCERPTS FROM

                          PRESENTATION TO CREDITORS OF


                                [GRAPHIC OMITTED]


                         ASSISTED LIVING CONCEPTS, INC.


                                   APRIL 2001

FORWARD LOOKING STATEMENTS
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        This presentation contains "forward-looking statements" within the meaning of the private securities litigation reform act of 1995, which are identified by the use of forward-looking terminology such as "may," "will," "could," "should," "expect," "anticipate," "aim," "intend," "plan," "estimate," or "continue" or the negative thereof or any other variations thereof. Such forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates, that may cause actual results to differ materially from those stated or implied by these forward-looking statements. These forward-looking statements also are subject to company-specific risks and uncertainties.



                                      -i-
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                             RESTRUCTURING PROPOSAL


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

RESTRUCTURING PARAMETERS
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        -       Process

                _       Rapid execution

                _       Minimize disruption to business

                _       Take advantage of bankruptcy proceedings

                        -       Binding all creditors

                        -       Lease rejections


        -       Structural

                _       Sustainable leverage

                _       Offer bondholders securities perceived as attractive

                _       Create flexibility for the Company

                _       Retain option value for existing equity

                _       Provide proper management incentives

PRE-NEGOTIATED BANKRUPTCY
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
Process...........................    -   Reach agreement with major bondholders
                                      -   File Chapter 11 with a restructuring plan
                                      -   Solicit votes of entire class (time determined by judge-approximately
                                          60 days)
                                      -   Emerge from bankruptcy


Advantages........................    -   Do not need to contact all bondholders prior to filing (i.e. no public registration)
                                      -   Relatively quick and smooth bankruptcy proceeding
                                      -   Ability to reject leases
                                      -   Binds all creditors (eliminates holdouts)
                                      -   Low level of acceptance required (majority in # and 2/3 in $ amount of those who vote in both cases)

PROPOSAL SUMMARY
--------------------------------------------------------------------------------

Transaction Overview........................      The Company will consummate a
                                                  restructuring of its common
                                                  stock, its 6% Convertible
                                                  Subordinated Notes and 5.625%
                                                  Convertible Subordinated Notes
                                                  (the "Old Notes") and reject
                                                  certain of its leases.

Consideration For                                 $85 million of new 6% Senior
  Unsecured Creditors.......................      Subordinated Notes due 2008
                                                  (the "New Notes") and 85% of
                                                  the Company's common stock to
                                                  all unsecured creditors
                                                  including holders of Notes,
                                                  landlords and non-trade
                                                  vendors to be defined.

Consideration For Existing Equity...........      Existing equity holders will
                                                  retain 15% of the Company's
                                                  common stock and receive
                                                  warrants to purchase an
                                                  additional 10% of the
                                                  Company's common stock struck
                                                  at an equity valuation at
                                                  which unsecured creditors
                                                  receive value equal to their
                                                  claim.

Trade Vendors...............................      Unimpaired.

Board Representation........................      The Board of Directors will
                                                  consist of ___ persons, ___ of
                                                  whom will be current members
                                                  of the Board of Directors or
                                                  of the Company's continuing
                                                  management, and ___ of whom
                                                  will be agreed upon by the
                                                  unsecured creditors.

Incentive Compensation......................      Compensation and incentive
                                                  plans for the benefit of the
                                                  management and employees of
                                                  the Company shall be
                                                  established in order to
                                                  properly compensate and align
                                                  the interests of such persons
                                                  with the Company's various
                                                  stakeholders.

Reorganization Implementation...............      The transaction will be
                                                  implemented via a
                                                  pre-negotiated plan of
                                                  reorganization under Chapter
                                                  11 of the Bankruptcy Code.

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
Issue.......................................      Senior Subordinated Notes (the
                                                  "Notes").

Principal Amount............................      $85,000,000.

Coupon......................................      6% per annum initially,
                                                  increasing to 7% after 1_
                                                  years, 8% after 2_ years, 9%
                                                  after 3_ years and 10% after
                                                  4_ years. If the Company is
                                                  unable to pay a coupon in
                                                  cash, it may issue additional
                                                  Notes equal to the amount of
                                                  the coupon due at a pro forma
                                                  penalty interest rate of 10%.
                                                  The Company may only elect to
                                                  not pay a coupon in cash two
                                                  times.

Interest Payments...........................      Semi-annual interest payments,
                                                  commencing ___, 2002.

Issue Price.................................      100.000%.

Maturity....................................      2008 (7 years).

Ranking.....................................      The Notes will be general
                                                  unsecured obligations of the
                                                  Company and will be
                                                  subordinated in right of
                                                  payment to all existing and
                                                  future Senior Indebtedness of
                                                  the Company.

Security....................................      None.

Optional Redemption.........................      The Notes will be redeemable
                                                  at the option of the Company,
                                                  in whole or in part, at any
                                                  time at a redemption price
                                                  equal to par plus accrued and
                                                  unpaid interest.

Mandatory Redemption........................      The Company will be obligated
                                                  to redeem Notes with the
                                                  proceeds from any financing
                                                  transaction, subject to
                                                  certain exceptions.

Covenants...................................      Standard high yield.

TRANSACTION ANALYSIS
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($ IN THOUSANDS)

                             TRANSACTION ASSUMPTIONS

Total Unsecured Claims            $171,085            Unsecured Creditor Equity Ownership            85.0%
Sr. Sub Debt Issued                 85,000            Old Equity Ownership                           15.0%
Warrant Strike Price               101,276            Warrant % Ownership                            10.0%

                                 PRO FORMA
                                  Q4 2000        PRO FORMA
                                  RUN-RATE         2001            2002            2003            2004            2005
                                 ---------       ---------       ---------       ---------       ---------       ---------
EQUITY VALUE CALC
EBITDA                           $  17,558       $  16,409       $  18,825       $  21,360       $  24,018       $  26,805
Multiple                              8.0x            8.0x            8.0x            8.0x            8.0x            8.0x
                                 ---------       ---------       ---------       ---------       ---------       ---------
  Enterprise Value                 140,467         131,274         150,604         170,882         192,147         214,437
Plus: Estimated Cash                 9,150           9,150           9,532          14,496          20,665          28,101
Less: Sr. Debt                     (74,386)        (73,196)        (68,459)        (66,626)        (64,700)        (62,638)
Less: Sr. Sub. Debt                (85,000)        (85,000)        (85,000)        (85,000)        (85,000)        (85,000)
                                 ---------       ---------       ---------       ---------       ---------       ---------
  Equity Value                   ($  9,769)      ($ 17,772)      $   6,677       $  33,752       $  63,112       $  94,900
                                 =========       =========       =========       =========       =========       =========

VALUE DISTRIBUTION
Sr. Sub Debt                     $  75,231       $  67,228       $  85,000       $  85,000       $  85,000       $  85,000
Equity Ownership                         0               0           5,675          28,689          53,645          80,665
                                 ---------       ---------       ---------       ---------       ---------       ---------
  Total Unsecured Creditors      $  75,231       $  67,228       $  90,675       $ 113,689       $ 138,645       $ 165,665

Equity Ownership                 $       0       $       0       $   1,001       $   5,063       $   9,467       $  14,235
Warrant Value                            0               0               0               0               0               0
                                 ---------       ---------       ---------       ---------       ---------       ---------
  Total Old Equity               $       0       $       0       $   1,001       $   5,063       $   9,467       $  14,235

--------------------------------------------------------------------------------
($ IN THOUSANDS)

                                 PRO FORMA
                                  Q4 2000         PRO FORMA
                                  RUN-RATE           2001           2002            2003            2004            2005
                                  --------        ---------        -------         -------         -------         -------
FIXED OBLIGATIONS CALC
Sr. Debt Rate                          9.0%            9.0%            9.0%            9.0%            9.0%            9.0%
Sr. Sub Debt Rate                      6.0%            6.0%            6.0%            7.0%            8.0%            9.0%

Sr. Debt Interest                  $ 6,695         $ 6,588         $ 6,588         $ 6,161         $ 5,996         $ 5,823
Sr. Sub. Debt Interest               5,100           5,100           5,100           5,950           6,800           7,650
                                   -------         -------         -------         -------         -------         -------
  Total Interest                   $11,795         $11,688         $11,688         $12,111         $12,796         $13,473
                                   =======         =======         =======         =======         =======         =======

Rent Expense                       $11,320         $11,547         $11,778         $12,013         $12,253         $12,498
Debt Amortization                    1,690           1,690           1,793           1,833           1,926           2,062
Capital Expenditures                 1,774           1,863           1,956           2,054           2,156           2,264
Fixed Obligations (a)               26,579          26,787          27,214          28,011          29,132          30,297

CREDIT STATISTICS
Total Debt / EBITDA                   9.1x            9.6x            8.2x            7.1x            6.2x            5.5x
EBITDA / Interest                     1.5x            1.4x            1.6x            1.8x            1.9x            2.0x
EBITDAR / Fixed Obligations           1.1x            1.0x            1.1x            1.2x            1.2x            1.3x

(a) Defined as the sum of interest, rent, debt amortization and capital expenditures.